Exhibit 99.8f

                                                                EXECUTION COPY
                                                  (GMAC TO ARVEST POST REG AB)

           OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            THIS OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, (the "Assignment" or the "Agreement") dated as of October 1, 2006, among Morgan Stanley Mortgage Capital Inc. ("Owner"), Central Mortgage Company, an Arkansas corporation ("Servicer"), and LaSalle Bank National Association ("LaSalle"), as trustee ("Trustee") of each of the Morgan Stanley Mortgage Loan Trusts listed on Schedule 1 hereto (each, a "Trust" and together, the "Trusts") and acknowledged by Wells Fargo Bank, National Association, as master servicer under each of the Pooling and Servicing Agreement described below (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and Morgan Stanley Capital I Inc. (the "Depositor").

            WHEREAS, on the respective transaction closing dates set forth on
Schedule 1 hereto, the Owner sold those certain mortgage loans in each Trust identified on Schedule 2 attached hereto (the "Specified Mortgage Loans") to the related Trust, each of which was formed pursuant to the related pooling and servicing agreement described on Schedule 1 attached hereto (in each case, the "Pooling and Servicing Agreement");

            WHEREAS, in connection with the sale of the Specified Mortgage Loans to the Trust, the Owner retained the right to service the Specified Mortgage Loans (the "Servicing Rights");


            WHEREAS, pursuant to that certain servicing agreement, dated as of May 20, 2005 (the "Initial GMAC Flow Servicing Agreement"), by and between the Owner and GMAC Mortgage Corporation ("GMAC"), as amended by the First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the "Amended Flow Servicing Agreement" and, together with the Initial GMAC Flow Servicing Agreement, the "GMAC Flow Servicing Agreement") and as further modified by the related Assignment, Assumption and Recognition Agreement identified on
Schedule 3 hereto, each dated as of the date of the Pooling and Servicing Agreement, by and among the Owner, GMAC, and the Trustee, and acknowledged by the Master Servicer and Securities Administrator and by the Depositor (each, a "GMAC AAR" and, together with the GMAC Flow Servicing Agreement, for each Trust, the related "GMAC Servicing Agreement" attached hereto as Exhibit I), GMAC agreed to service the Specified Mortgage Loans on behalf of each Trust pursuant to the terms of the related GMAC Servicing Agreement; and

            WHEREAS, the Owner has exercised its right to terminate GMAC as servicer under each GMAC Servicing Agreement (and GMAC has acknowledged each such termination in writing) and to sell to the Servicer, and the Servicer purchased from the Owner the Servicing Rights and agrees to service the Specified Mortgage Loans, subject to the terms hereof and the terms of the GMAC Servicing Agreement, as modified by this Omnibus Assignment, Assumption and Recognition Agreement and the Servicer agrees to service the Specified

Mortgage Loans in each Trust in accordance with the terms hereof and the provisions of the GMAC Servicing Agreement;

            WHEREAS, pursuant to the related Pooling and Servicing Agreement, the Owner has obtained written consent from each Rating Agency that the transfer of servicing from GMAC to Servicer will not result in a ratings downgrade on the securities issued by the related transaction identified on
Schedule 1 hereto.

            NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

            1. Acknowledgement of Sale of Servicing Rights.

            The Servicer and the Owner hereby acknowledge that, pursuant to the Servicing Rights Purchase and Sale Agreement, dated as of April 17, 2006, between the Owner, as seller, and the Servicer, as purchaser (the "Purchase Agreement"), the Owner, as owner of all of the Servicing Rights with respect to the Specified Mortgage Loans sold such Servicing Rights to the Servicer.

            Pursuant to the Purchase Agreement, Servicer purchased the Servicing Rights with respect to the Specified Mortgage Loans and hereby agrees to assume the servicing of the Specified Mortgage Loans from GMAC and to service them for the benefit of each Trust listed on Schedule 1 hereto in accordance with the provisions of the GMAC Servicing Agreement.

            In connection with the transfer of the Servicing Rights, the Servicer agrees that, from and after the applicable Servicing Transfer Date as specified on Schedule 1 attached hereto (each, a "Servicing Transfer Date"), each Specified Mortgage Loan will be subject to, and serviced by the Servicer under, the GMAC Servicing Agreement.

            The Owner specifically reserves and does not assign to any Trust listed on Schedule 1 hereunder those rights under the GMAC Servicing Agreement that do not relate to the servicing of the Specified Mortgage Loans and any and all right, title and interest in, to and under and any obligations of the Owner with respect to any mortgage loans subject to the GMAC Servicing Agreement which are not the Specified Mortgage Loans.

            2. Representations and Warranties

               (a) The Servicer hereby warrants and represents to, and covenants with, the Owner and the Trustee that, except as modified pursuant to Section 3 of this Assignment, each of the representations and warranties set forth in Section
                    6.01 of the Original Servicing Agreement are true and correct with respect to the Servicer as of the date hereof.

               (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Agreement.

               (c) The Servicer hereby warrants and represents that it is a FannieMae- or FHLMC-approved Person.

               (d) Each of the Owner and the Servicer represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and in the case of the Servicer, laws affecting the contract obligations of insured banks.

            3. Future Covenants

            For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (i) promptly provide the Depositor and the Securities Administrator written notice substantially in the form of Exhibit III (A) any material litigation or governmental proceedings pending against the Servicer,
(B) any Event of Default under the terms of this Agreement or any Servicing Agreement and (C) any merger, consolidation or sale of substantially all of the assets of the Servicer and (ii) provide to the Depositor and the Securities Administrator a description of such proceedings, affiliations or relationships.

            4. Amendments to the GMAC Flow Servicing Agreement:

            The parties to this Agreement hereby agree to amend the GMAC Flow Servicing Agreement as follows with respect to the Specified Mortgage Loans:

      (a) The definition of Eligible Account in Section 1 of the GMAC Flow Servicing Agreement is hereby revised to add the following:

            "For purposes of this Agreement, an account maintained with Arvest Bank shall be an Eligible Account."

      (b) Section 2.08(b) of the GMAC Flow Servicing Agreement is hereby deleted in its entirety.

      (c) Section 21.02(a) of the GMAC Flow Servicing Agreement is hereby replaced in its entirety with the following:

            "(a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR DELAWARE, AND APPELLATE COURTS FROM ANY THEREOF;"

     (d) Section 31.04 is hereby amended and restated in its entirety as follows:

            "On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner, Master Servicer and any Depositor a statement of compliance addressed to the Owner, Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

      (e) Schedule I to the GMAC Flow Servicing Agreement is hereby replaced in its entirety with the Amended and Restated Schedule I attached to this Assignment as Exhibit II.

      (f) Written notice provided in compliance with Sections 31.03(d), (e) or
(f) of the GMAC Flow Servicing Agreement shall be substantially in the form of
Exhibit III to this Agreement.

      (g) Exhibit J to the GMAC Flow Servicing Agreement is hereby replaced in its entirety with Exhibit IV attached hereto.

            5. Notices

            The Depositor's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  [Insert Series Designation]

            The Trustee's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1511
                  Chicago, Illinois 60603
                  Attn: Global Securities and Trust Services-[Insert Series Designation]

            The Owner's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: [Insert Series Designation]

                  With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

            The Servicer's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

            Central Mortgage Company
            801 John Barrow Road - Suite 1
            Little Rock, Arkansas 72205
            Attention:  Lou Ann Howard, Servicing Manager

            6. Certain Matters Regarding the Trustee

            It is expressly understood and agreed by the parties hereto that
(i) this Agreement is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the related Trusts, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the related Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the related Trusts, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by any Trust under this Agreement and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the affected Trust.

            7. Governing Law

            This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            8. Modifications

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            9. Successor and Assigns

            This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Owner, the Depositor or the Servicer may be merged or consolidated shall, without the requirement for any further writing, be deemed the Owner, the Depositor or the Servicer, respectively, hereunder.

            10. Continuing Effect

            Except as contemplated by this Assignment, the GMAC Servicing Agreement shall remain in full force and effect with respect to the Servicer in accordance with its terms.

            11. Counterparts

            This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            12. Definitions

            Any capitalized term used but not defined in this Assignment has the same meaning as in the GMAC Servicing Agreement.

            13. Conflicts

            In the event that any provision of this Agreement conflicts with any provision of the GMAC Servicing Agreement with respect to the Specified Mortgage Loans, the terms of this Agreement shall control.


                           [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


Owner                                    THE TRUSTS
MORGAN STANLEY MORTGAGE CAPITAL INC.     BY:  LASALLE BANK NATIONAL
                                         ASSOCIATION, NOT IN ITS INDIVIDUAL
                                         CAPACITY BUT SOLELY AS TRUSTEE OF EACH
                                         OF THE TRUSTS SET FORTH ON SCHEDULE 1
                                         HERETO



By:    /s/ Van Cushny                      By:  /s/ Susan L. Feld
Its:   Vice President                      Its: Assistant Vice President
Taxpayer Identification
Number:

Servicer
CENTRAL MORTGAGE COMPANY



By:  /s/ William G. Roehrenbeck
Its:   President and CEO
Taxpayer Identification
Number:

Acknowledged and Agreed:

MORGAN STANLEY CAPITAL I INC.            WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION, AS MASTER SERVICER



By:  /s/ Valerie Kay                     By:  /s/ Diane Courtney
Its:   Vice President                    Its:   Vice President
Taxpayer Identification
Number:

                                  SCHEDULE 1

                                  THE TRUSTS



-----------------------------------------------------------------------------------------------------------------------------
  Transaction Name        Servicing        Pooling and Servicing Agreement      Cut-off Date     Transaction    For Further
                        Transfer Date                                                            Closing Date    Credit To
-----------------------------------------------------------------------------------------------------------------------------
   Morgan Stanley      October 1, 2006  The Pooling and Servicing Agreement,    January 1, 2006 January 31, 2006  50890500,
 Mortgage Loan Trust                    dated as of January 1, 2006 by and                                      MSM 2006-1AR
      2006-1AR                          among the Depositor, the Master
                                        Servicer and Securities
                                        Administrator, and the Trustee
-----------------------------------------------------------------------------------------------------------------------------
   Morgan Stanley      October 1, 2006  The Pooling and Servicing Agreement,    July 1, 2006    July 31, 2006    50933200,
 Mortgage Loan Trust                    dated as of July 1, 2006 by and among                                   MSM 2006-9AR
      2006-9AR                          the Depositor, the Master Servicer
                                        and Securities Administrator, and the
                                        Trustee
-----------------------------------------------------------------------------------------------------------------------------


                                  SCHEDULE 2

                           SPECIFIED MORTGAGE LOANS

              [delivered to Owner, Servicer and Master Servicer]

                                  SCHEDULE 3

               ASSIGNMENT ASSUMPTION AND RECOGNITION AGREEMENTS




 --------------------------------------------------------------------------------------
             Transaction Name                         Assignment Agreement
  --------------------------------------------------------------------------------------
    Morgan Stanley Mortgage Loan Trust     The Assignment Assumption and Recognition
                 2006-1AR                  Agreement dated as of January 1, 2006
  --------------------------------------------------------------------------------------
    Morgan Stanley Mortgage Loan Trust     The Assignment Assumption and Recognition
                 2006-9AR                  Agreement dated as of July 1, 2006
 --------------------------------------------------------------------------------------


                                   EXHIBIT I

                           GMAC Servicing Agreement

              [delivered to Owner, Servicer and Master Servicer]

                                  EXHIBIT II

Exhibit IIA: Standard File Layout - Delinquency Reporting




------------------------------------------------------------------------------------------------
Column/Header Name                             Description                 Decimal  Format
                                                                                    Comment
------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by
                                the Servicer.  This may be different
                                than the LOAN_NBR
------------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each
                                loan by the originator.
------------------------------------------------------------------------------------------------
CLIENT_NBR                      Servicer Client Number
------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by an
                                external servicer to identify a group of loans
                                in their system.
------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME              Last name of the borrower.
------------------------------------------------------------------------------------------------
PROP_ADDRESS                    Street Name and Number of Property
------------------------------------------------------------------------------------------------
PROP_STATE                      The state where the  property located.
------------------------------------------------------------------------------------------------
PROP_ZIP                        Zip code where the property is located.
------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next                   MM/DD/YYYY
                                payment is due to the servicer at the end of
                                processing cycle, as reported by Servicer.
------------------------------------------------------------------------------------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim              MM/DD/YYYY
                                was filed.
------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy
                                was filed.
------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to
                                the bankruptcy filing.
------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy            MM/DD/YYYY
                                has been approved by the courts
------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From                   MM/DD/YYYY
                                Bankruptcy. Either by Dismissal, Discharged
                                and/or a Motion For Relief Was Granted.
------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was                    MM/DD/YYYY
                                Approved By The Servicer
------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For
                                A Loan Such As;
------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is               MM/DD/YYYY
                                Scheduled To End/Close
------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually            MM/DD/YYYY
                                Completed
------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the
                                MM/DD/YYYY servicer with instructions to begin
                                foreclosure proceedings.
------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to               MM/DD/YYYY
                                Pursue Foreclosure
------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney            MM/DD/YYYY
                                in a Foreclosure Action
------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is             MM/DD/YYYY
                                expected to occur.
------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.            MM/DD/YYYY
------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the         2     No
                                foreclosure sale.                                   commas(,)
                                                                                    or dollar
                                                                                    signs ($)
------------------------------------------------------------------------------------------------
EVICTION_START_DATE             The date the servicer initiates eviction            MM/DD/YYYY
                                of the borrower.
------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal                    MM/DD/YYYY
                                possession of the property from the borrower.
------------------------------------------------------------------------------------------------
LIST_PRICE                      The price at which an REO property is         2     No
                                marketed.                                           commas(,)
                                                                                    or dollar
                                                                                    signs ($)
------------------------------------------------------------------------------------------------
LIST_DATE                       The date an REO property is listed at a             MM/DD/YYYY
                                particular price.
------------------------------------------------------------------------------------------------
OFFER_AMT                       The dollar value of an offer for an REO       2     No
                                property.                                           commas(,)
                                                                                    or dollar
                                                                                    signs ($)
------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                 The date an offer is received by DA                 MM/DD/YYYY
                                Admin or by the Servicer.
------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                The date the REO sale of the property is            MM/DD/YYYY
                                scheduled to close.
------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                             MM/DD/YYYY
------------------------------------------------------------------------------------------------
OCCUPANT_CODE                   Classification of how the property is
                                occupied.
------------------------------------------------------------------------------------------------


                                                               3

------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE             A code that indicates the condition of
                                the property.
------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE            The date a  property inspection is                  MM/DD/YYYY
                                performed.
------------------------------------------------------------------------------------------------
APPRAISAL_DATE                  The date the appraisal was done.                    MM/DD/YYYY
------------------------------------------------------------------------------------------------
CURR_PROP_VAL                   The current "as is" value of the              2
                                property based on brokers price opinion
                                or appraisal.
------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL               The amount the property would be worth        2
                                if repairs are completed pursuant to a
                                broker's price opinion or appraisal.
------------------------------------------------------------------------------------------------
If applicable:
------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower to
                                stop paying on a loan. Code indicates the
                                reason why the loan is in default for this
                                cycle.
------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed             MM/DD/YYYY
                                With Mortgage Insurance Company.
------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed            No
                                                                                    commas(,)
                                                                                    or
                                                                                    dollar
                                                                                    signs
                                                                                    ($)
------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company                     MM/DD/YYYY
                                Disbursed Claim Payment
------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid        2     No
                                On Claim                                            commas(,)
                                                                                    or dollar
                                                                                    signs ($)
------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance            MM/DD/YYYY
                                Company
------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool               2     No
                                Insurance Company                                   commas(,)
                                                                                    or dollar
                                                                                    signs ($)
------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was            MM/DD/YYYY
                                Issued By The Pool Insurer
------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance        2     No
                                Company                                             commas(,)
                                                                                    or dollar
                                                                                    signs ($)
------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD            MM/DD/YYYY
------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed              2     No
                                                                                    commas(,)
                                                                                    or
                                                                                    dollar
                                                                                    signs
                                                                                    ($)
------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment             MM/DD/YYYY
------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim               2     No
                                                                                    commas(,)
                                                                                    or
                                                                                    dollar
                                                                                    signs
                                                                                    ($)
------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With                MM/DD/YYYY
                                HUD
------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed              2     No
                                                                                    commas(,)
                                                                                    or
                                                                                    dollar
                                                                                    signs
                                                                                    ($)
------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim                     MM/DD/YYYY
                                Payment
------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim               2     No
                                                                                    commas(,)
                                                                                    or
                                                                                    dollar
                                                                                    signs
                                                                                    ($)
------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the                    MM/DD/YYYY
                                Veterans Admin
------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim             MM/DD/YYYY
                                Payment
------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim       2     No
                                                                                    commas(,)
                                                                                    or
                                                                                    dollar
                                                                                    signs
                                                                                    ($)
------------------------------------------------------------------------------------------------


Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

        o     ASUM-    Approved Assumption
        o     BAP-     Borrower Assistance Program
        o     CO-      Charge Off
        o     DIL-     Deed-in-Lieu
        o     FFA-     Formal Forbearance Agreement
        o     MOD-     Loan Modification
        o     PRE-     Pre-Sale
        o     SS-      Short Sale
        o     MISC-    Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

        o     Mortgagor
        o     Tenant
        o     Unknown
        o     Vacant

The Property Condition field should show the last reported condition of the property as follows:

        o     Damaged
        o     Excellent
        o     Fair
        o     Gone
        o     Good
        o     Poor
        o     Special Hazard
        o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

               --------------------------------------------------------
               Delinquency Code Delinquency Description
               --------------------------------------------------------
               001              FNMA-Death of principal mortgagor
               --------------------------------------------------------
               002              FNMA-Illness of principal mortgagor
               --------------------------------------------------------
               003              FNMA-Illness of mortgagor's family
                                member
               --------------------------------------------------------
               004              FNMA-Death of mortgagor's family
                                member
               --------------------------------------------------------
               005              FNMA-Marital difficulties
               --------------------------------------------------------
               006              FNMA-Curtailment of income
               --------------------------------------------------------
               007              FNMA-Excessive Obligation
               --------------------------------------------------------
               008              FNMA-Abandonment of property
               --------------------------------------------------------

               --------------------------------------------------------
               009              FNMA-Distant employee transfer
               --------------------------------------------------------
               011              FNMA-Property problem
               --------------------------------------------------------
               012              FNMA-Inability to sell property
               --------------------------------------------------------
               013              FNMA-Inability to rent property
               --------------------------------------------------------
               014              FNMA-Military Service
               --------------------------------------------------------
               015              FNMA-Other
               --------------------------------------------------------
               016              FNMA-Unemployment
               --------------------------------------------------------
               017              FNMA-Business failure
               --------------------------------------------------------
               019              FNMA-Casualty loss
               --------------------------------------------------------
               022              FNMA-Energy environment costs
               --------------------------------------------------------
               023              FNMA-Servicing problems
               --------------------------------------------------------
               026              FNMA-Payment adjustment
               --------------------------------------------------------
               027              FNMA-Payment dispute
               --------------------------------------------------------
               029              FNMA-Transfer of ownership pending
               --------------------------------------------------------
               030              FNMA-Fraud
               --------------------------------------------------------
               031              FNMA-Unable to contact borrower
               --------------------------------------------------------
               INC              FNMA-Incarceration
               --------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

               -------------------------------------------------------
                 Status Code    Status Description
               -------------------------------------------------------
                      09        Forbearance
               -------------------------------------------------------
                      17        Pre-foreclosure Sale Closing Plan
                                Accepted
               -------------------------------------------------------
                      24        Government Seizure
               -------------------------------------------------------
                      26        Refinance
               -------------------------------------------------------
                      27        Assumption
               -------------------------------------------------------
                      28        Modification
               -------------------------------------------------------
                      29        Charge-Off
               -------------------------------------------------------
                      30        Third Party Sale
               -------------------------------------------------------
                      31        Probate
               -------------------------------------------------------
                      32        Military Indulgence
               -------------------------------------------------------
                      43        Foreclosure Started
               -------------------------------------------------------
                      44        Deed-in-Lieu Started
               -------------------------------------------------------
                      49        Assignment Completed
               -------------------------------------------------------
                      61        Second Lien Considerations
               -------------------------------------------------------
                      62        Veteran's Affairs-No Bid
               -------------------------------------------------------
                      63        Veteran's Affairs-Refund
               -------------------------------------------------------
                      64        Veteran's Affairs-Buydown
               -------------------------------------------------------
                      65        Chapter 7 Bankruptcy
               -------------------------------------------------------
                      66        Chapter 11 Bankruptcy
               -------------------------------------------------------
                      67        Chapter 13 Bankruptcy
               -------------------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing


----------------------------------------------------------------------------------------------------------
Column Name               Description                       Decimal  Format Comment                 Max
                                                                                                    Size
----------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR          A value assigned by the Servicer           Text up to 10 digits              20
                          to define a group of loans.
----------------------------------------------------------------------------------------------------------
LOAN_NBR                  A unique identifier assigned to            Text up to 10 digits              10
                          each loan by the investor.
----------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR         A unique number assigned to a loan         Text up to 10 digits              10
                          by the Servicer.  This may be
                          different than the LOAN_NBR.
----------------------------------------------------------------------------------------------------------
BORROWER_NAME             The borrower name as received in           Maximum length of 30 (Last,       30
                          the file.  It is not separated by          First)
                          first and last name.
----------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT             Scheduled monthly principal and       2    No commas(,) or dollar signs      11
                          scheduled interest payment that a          ($)
                          borrower is expected to pay, P&I
                          constant.
----------------------------------------------------------------------------------------------------------
NOTE_INT_RATE             The loan interest rate as reported    4    Max length of 6                    6
                          by the Servicer.
----------------------------------------------------------------------------------------------------------
NET_INT_RATE              The loan gross interest rate less     4    Max length of 6                    6
                          the service fee rate as reported
                          by the Servicer.
----------------------------------------------------------------------------------------------------------
SERV_FEE_RATE             The servicer's fee rate for a loan    4    Max length of 6                    6
                          as reported by the Servicer.
----------------------------------------------------------------------------------------------------------
SERV_FEE_AMT              The servicer's fee amount for a       2    No commas(,) or dollar signs      11
                          loan as reported by the Servicer.          ($)
----------------------------------------------------------------------------------------------------------
NEW_PAY_AMT               The new loan payment amount as        2    No commas(,) or dollar signs      11
                          reported by the Servicer.                  ($)
----------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE             The new loan rate as reported by      4    Max length of 6                    6
                          the Servicer.
----------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE            The index the Servicer is using to    4    Max length of 6                    6
                          calculate a forecasted rate.
----------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL         The borrower's actual principal       2    No commas(,) or dollar signs      11
                          balance at the beginning of the            ($)
                          processing cycle.
----------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL         The borrower's actual principal       2    No commas(,) or dollar signs      11
                          balance at the end of the                  ($)
                          processing cycle.
----------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE    The date at the end of processing          MM/DD/YYYY                        10
                          cycle that the borrower's next
                          payment is due to the Servicer, as
                          reported by Servicer.
----------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1           The first curtailment amount to be    2    No commas(,) or dollar signs      11
                          applied.                                   ($)
----------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1          The curtailment date associated            MM/DD/YYYY                        10
                          with the first curtailment amount.
----------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1           The curtailment interest on the       2    No commas(,) or dollar signs      11
                          first curtailment amount, if               ($)
                          applicable.
----------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2           The second curtailment amount to      2    No commas(,) or dollar signs      11
                          be applied.                                ($)
----------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2          The curtailment date associated            MM/DD/YYYY                        10
                          with the second curtailment amount.
----------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2           The curtailment interest on the       2    No commas(,) or dollar signs      11
                          second curtailment amount, if              ($)
                          applicable.
----------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3           The third curtailment amount to be    2    No commas(,) or dollar signs      11
                          applied.                                   ($)
----------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3          The curtailment date associated            MM/DD/YYYY                        10
                          with the third curtailment amount.
----------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3            The curtailment interest on the       2    No commas(,) or dollar signs      11
                          third curtailment amount, if               ($)
                          applicable.
----------------------------------------------------------------------------------------------------------
PIF_AMT                   The loan "paid in full" amount as     2    No commas(,) or dollar signs      11
                          reported by the Servicer.                  ($)
----------------------------------------------------------------------------------------------------------
PIF_DATE                  The paid in full date as reported          MM/DD/YYYY                        10
                          by the Servicer.
----------------------------------------------------------------------------------------------------------
ACTION_CODE               The standard FNMA numeric code used        Action Code Key:                   2
                          to indicate the default/delinquent         15=Bankruptcy,
                          status of a particular loan.               30=Foreclosure,,
                                                                     60=PIF,
                                                                     63=Substitution,
                                                                     65=Repurchase,70=REO
----------------------------------------------------------------------------------------------------------
INT_ADJ_AMT               The amount of the interest            2    No commas(,) or dollar signs      11
                          adjustment as reported by the              ($)
                          Servicer.
----------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment     2    No commas(,) or dollar signs      11
                          amount, if applicable.                     ($)
----------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount,      2    No commas(,) or dollar signs      11
                          if applicable.                             ($)
----------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT             The amount the Servicer is passing    2    No commas(,) or dollar signs      11
                          as a loss, if applicable.                  ($)
----------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL        The scheduled outstanding             2    No commas(,) or dollar signs      11
                          principal amount due at the                ($)
                          beginning of the cycle date to be
                          passed through to investors.
----------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL        The scheduled principal balance       2    No commas(,) or dollar signs      11
                          due to investors at the end of a           ($)
                          processing cycle.
----------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT            The scheduled principal amount as     2    No commas(,) or dollar signs      11
                          reported by the Servicer for the           ($)
                          current cycle -- only applicable
                          for Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------
SCHED_NET_INT             The scheduled gross interest          2    No commas(,) or dollar signs      11
                          amount less the service fee amount
                          ($) for the current cycle as reported
                          by the Servicer -- only applicable for
                          Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT             The actual principal amount           2    No commas(,) or dollar signs      11
                          collected by the Servicer for the          ($)
                          current reporting cycle -- only
                          applicable for Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------
ACTL_NET_INT              The actual gross interest amount      2    No commas(,) or dollar signs      11
                          less the service fee amount for
                          ($) the current reporting cycle as
                          reported by the Servicer -- only
                          applicable for Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT       The penalty amount received when a    2    No commas(,) or dollar signs      11
                          borrower prepays on his loan as            ($)
                          reported by the Servicer.
----------------------------------------------------------------------------------------------------------





                                                               2


----------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for     2    No commas(,) or dollar signs      11
                          the loan waived by the servicer.           ($)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
MOD_DATE                  The Effective Payment Date of the          MM/DD/YYYY                        10
                          Modification for the loan.
----------------------------------------------------------------------------------------------------------
MOD_TYPE                  The Modification Type.                     Varchar - value can be alpha      30
                                                                     or numeric
----------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT    The current outstanding principal     2    No commas(,) or dollar signs      11
                          and interest advances made by              ($)
                          Servicer.
----------------------------------------------------------------------------------------------------------


Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet

      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(i)

(ii) The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. Required documentation:

            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

             * For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

            * Other expenses - copies of corporate advance history showing all payments

            *  REO repairs > $1500 require explanation

            *  REO repairs >$3000 require evidence of at least 2 bids.

            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

            * Unusual or extraordinary items may require further
              documentation.

      13.  The total of lines 1 through 12.

      (iii) Credits:

      14-21. Complete as applicable. Required documentation:

            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

             Letter of Proceeds Breakdown.

            *  Copy of EOB for any MI or gov't guarantee

            * All other credits need to be clearly defined on the 332 form

      22.  The total of lines 14 through 21.

           Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)

      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

      Prepared by:                                Date:
                  ----------------------------          ---------------------
      Phone:                         Email Address:
            ------------------------                -------------------------

---------------------     ----------------------      -----------------------
Servicer Loan No.         Servicer Name               Servicer Address


---------------------     ----------------------      -----------------------

      WELLS FARGO BANK, N.A. Loan No.
                                     -----------------------------

      Borrower's Name:
                      ---------------------------------------------------------
      Property Address:
                       --------------------------------------------------------

      Liquidation Type:  REO Sale    3rd Party Sale    Short Sale    Charge Off

      Was this loan granted a Bankruptcy deficiency or cramdown    Yes    No
      If "Yes", provide deficiency or cramdown amount
                                                     --------------------------

      Liquidation and Acquisition Expenses:
      (1) Actual Unpaid Principal Balance of Mortgage Loan    $            (1)
                                                                -----------
      (2) Interest accrued at Net Rate                                     (2)
                                                                -----------
      (3) Accrued Servicing Fees                                           (3)
                                                                -----------
      (4) Attorney's Fees                                                  (4)
                                                                -----------
      (5) Taxes (see page 2)                                               (5)
                                                                -----------
      (6) Property Maintenance                                             (6)
                                                                -----------
      (7) MI/Hazard Insurance Premiums (see page 2)                        (7)
                                                                -----------
      (8) Utility Expenses                                                 (8)
                                                                -----------
      (9) Appraisal/BPO                                                    (9)
                                                                -----------
      (10)Property Inspections                                             (10)
                                                                -----------
      (11)FC Costs/Other Legal Expenses                                    (11)
                                                                -----------
      (12)Other (itemize)                                                  (12)
                                                                -----------
            Cash for Keys                                                  (12)
                          ----------------------------          -----------
            HOA/Condo Fees                                                 (12)
                          ----------------------------          -----------

         --------------------------------------------           -----------

            Total Expenses                                     $           (13)
                                                                -----------
Credits:

(14)  Escrow Balance                                                       (14)
                                                                -----------
(15)  HIP Refund                                                           (15)
                                                                -----------
(16)  Rental Receipts                                                      (16)
                                                                -----------
(17)  Hazard Loss Proceeds                                                 (17)
                                                                -----------
(18)  Primary Mortgage Insurance / Gov't Insurance                        (18a)
      HUD Part A                                                -----------
                                                                          (18b)
      HUD Part B
                                                                -----------
(19)  Pool Insurance Proceeds                                              (19)
                                                                -----------
(20)  Proceeds from Sale of Acquired Property                              (20)
                                                                -----------
(21)  Other (itemize)                                                      (21)
                                                                -----------
                                                                           (21)
      ___________________________________________               -----------
        Total Credits                                          $           (22)
                                                                -----------
Total Realized Loss (or Amount of Gain)                        $           (23)
                                                                -----------

Escrow Disbursement Detail




---------------------------------------------------------------------------------
    Type     Date Paid  Period of  Total Paid    Base        Penalties   Interest
(Tax /Ins.)              Coverage                Amount
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------


                                  EXHIBIT III


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-5AR - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

       In accordance with Section [31.03(d)][31.03(e)][31.03(f)] of the First Amended and Restated Servicing Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc. and Central Mortgage Corporation (successor to the obligations of GMAC Mortgage Corporation with respect to certain mortgage loans) as amended by the Omnibus Assignment, Assumption and Recognition Agreement dated as of August 1, 2006, among Morgan Stanley Capital I Inc., as Depositor, Central Mortgage Corporation, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

       Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                                [NAME OF PARTY]

                                                as [role]


                                                By:
                                                    -----------------------
                                                    Name:

                                                    Title:

                                  EXHIBIT IV

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";




---------------------------------------------------------------------------------
                        Servicing Criteria                          Applicable
                                                                     Servicing
                                                                      Criteria
---------------------------------------------------------------------------------
   Reference                         Criteria
---------------------------------------------------------------------------------
                       General Servicing Considerations
---------------------------------------------------------------------------------
                Policies and procedures are instituted to monitor any         X
                performance or other triggers and events of default in
1122(d)(1)(i)   accordance with the transaction agreements.
---------------------------------------------------------------------------------
                If any material servicing activities are                      X
                outsourced to third parties, policies and
                procedures are instituted to monitor the third
                party's performance and compliance with such
1122(d)(1)(ii)  servicing activities.
---------------------------------------------------------------------------------
                Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii) back-up servicer for the mortgage loans are maintained.
---------------------------------------------------------------------------------
                A fidelity bond and errors and omissions policy is in effect  X on the party participating in the servicing function
                throughout the reporting period in the amount of coverage
                required by and otherwise in accordance with the terms of the
1122(d)(1)(iv)  transaction agreements.
---------------------------------------------------------------------------------
                      Cash Collection and Administration
---------------------------------------------------------------------------------
                Payments on mortgage loans are deposited into the             X
                appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction
1122(d)(2)(i)   agreements.
---------------------------------------------------------------------------------
                Disbursements made via wire transfer on behalf of an obligor  X
1122(d)(2)(ii)  or to an investor are made only by authorized personnel.
---------------------------------------------------------------------------------
                Advances of funds or guarantees regarding collections, cash   X
                flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
1122(d)(2)(iii) specified in the transaction agreements.
---------------------------------------------------------------------------------






---------------------------------------------------------------------------------
                        Servicing Criteria                          Applicable
                                                                     Servicing
                                                                      Criteria
---------------------------------------------------------------------------------
   Reference                         Criteria
---------------------------------------------------------------------------------
                       General Servicing Considerations
---------------------------------------------------------------------------------
                The related accounts for the transaction, such as cash        X
                reserve accounts or accounts established as a form of
                overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)  transaction agreements.
---------------------------------------------------------------------------------
                Each custodial account is maintained at a                     X
                federally insured depository institution as set
                forth in the transaction agreements.  For
                purposes of this criterion, "federally insured
                depository institution" with respect to a foreign
                financial institution means a foreign financial
                institution that meets the requirements of Rule 13k-1 (b)(1)
1122(d)(2)(v)   of the Securities Exchange Act.
---------------------------------------------------------------------------------
                Unissued checks are safeguarded so as to prevent              X
1122(d)(2)(vi)  unauthorized access.
---------------------------------------------------------------------------------
                Reconciliations are prepared on a monthly basis               X
                for all asset-backed securities related bank
                accounts, including custodial accounts and
                related bank clearing accounts.  These
                reconciliations are (A) mathematically accurate;
                (B) prepared within 30 calendar days after the
                bank statement cutoff date, or such other number
                of days specified in the transaction
                agreements; (C) reviewed and approved by someone
                other than the person who prepared the
                reconciliation; and (D) contain explanations for
                reconciling items.  These reconciling items are
                resolved within 90 calendar days of their
                original identification, or such other number of
1122(d)(2)(vii) days specified in the transaction agreements.
---------------------------------------------------------------------------------
                      Investor Remittances and Reporting
                ---------------------------------------------------







---------------------------------------------------------------------------------
                        Servicing Criteria                          Applicable
                                                                     Servicing
                                                                      Criteria
---------------------------------------------------------------------------------
   Reference                         Criteria
---------------------------------------------------------------------------------
                       General Servicing Considerations
---------------------------------------------------------------------------------
                Reports to investors, including those to be filed             X
                with the Commission, are maintained in accordance
                with the transaction agreements and applicable
                Commission requirements.   Specifically, such
                reports (A) are prepared in accordance with
                timeframes and other terms
                set forth in the transaction agreements; (B)
                provide information calculated in accordance with
                the terms specified in the transaction
                agreements; (C) are filed with the Commission as
                required by its rules and regulations; and (D)
                agree with investors' or the trustee's records as
                to the total unpaid principal balance and number
1122(d)(3)(i)   of mortgage loans serviced by the Servicer.
---------------------------------------------------------------------------------
                Amounts due to investors are allocated and remitted in        X
                accordance with timeframes, distribution priority and other
1122(d)(3)(ii)  terms set forth in the transaction agreements.
---------------------------------------------------------------------------------
                Disbursements made to an investor are posted                  X
                within two business days to the Servicer's
                investor records, or such other number of days
1122(d)(3)(iii) specified in the transaction agreements.
---------------------------------------------------------------------------------
                Amounts remitted to investors per the investor                X
                reports agree with cancelled checks, or other
1122(d)(3)(iv)  form of payment, or custodial bank statements.
---------------------------------------------------------------------------------
                           Pool Asset Administration
---------------------------------------------------------------------------------
                Collateral or security on mortgage loans is                   X
                maintained as required by the transaction
1122(d)(4)(i)   agreements or related mortgage loan documents.
---------------------------------------------------------------------------------
                Mortgage loan and related documents are                       X
                safeguarded as required by the transaction
1122(d)(4)(ii)  agreements
---------------------------------------------------------------------------------
                Any additions, removals or substitutions to the asset pool    X
                are made, reviewed and approved in accordance with any
1122(d)(4)(iii) conditions or requirements in the transaction agreements.
---------------------------------------------------------------------------------






---------------------------------------------------------------------------------
                        Servicing Criteria                          Applicable
                                                                     Servicing
                                                                      Criteria
---------------------------------------------------------------------------------
   Reference                         Criteria
---------------------------------------------------------------------------------
                       General Servicing Considerations
---------------------------------------------------------------------------------
                Payments on mortgage loans, including any                     X
                payoffs, made in accordance with the related
                mortgage loan documents are posted to the
                Servicer's obligor records maintained no more
                than two business days after receipt, or such
                other number of days specified in the transaction
                agreements, and allocated to principal, interest
                or other items (e.g., escrow) in
                accordance with the related mortgage loan
1122(d)(4)(iv)  documents.
---------------------------------------------------------------------------------
                The Servicer's records regarding the mortgage loans agree     X
                with the Servicer's records with respect to an obligor's
1122(d)(4)(v)   unpaid principal balance.
---------------------------------------------------------------------------------
                Changes with respect to the terms or status of an obligor's   X
                mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                accordance with the transaction agreements and related pool
1122(d)(4)(vi)  asset documents.
---------------------------------------------------------------------------------
                Loss mitigation or recovery actions (e.g.,                    X
                forbearance plans, modifications and deeds in
                lieu of foreclosure, foreclosures and
                repossessions, as applicable) are initiated,
                conducted and
                concluded in accordance with the timeframes or
                other requirements established by the transaction
1122(d)(4)(vii) agreements.
---------------------------------------------------------------------------------
                Records documenting collection efforts are                    X
                maintained during the period a mortgage loan is
                delinquent in accordance with the transaction
                agreements.  Such records are maintained on at
                least a monthly basis, or such other period
                specified in the transaction agreements, and
                describe the entity's activities in monitoring
                delinquent mortgage loans including, for example,
                phone calls, letters and payment rescheduling
                plans in cases where delinquency is deemed
1122(d)(4)(viii)temporary (e.g., illness or unemployment).
---------------------------------------------------------------------------------
                Adjustments to interest rates or rates of return              X
                for mortgage loans with variable rates are
                computed based on the related mortgage loan
1122(d)(4)(ix)  documents.
---------------------------------------------------------------------------------







---------------------------------------------------------------------------------
                        Servicing Criteria                          Applicable
                                                                     Servicing
                                                                      Criteria
---------------------------------------------------------------------------------
   Reference                         Criteria
---------------------------------------------------------------------------------
                       General Servicing Considerations
---------------------------------------------------------------------------------
                Regarding any funds held in trust for an obligor              X
                (such as escrow accounts):  (A) such funds are
                analyzed, in accordance with the obligor's mortgage loan
                documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C)
                such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other
1122(d)(4)(x)   number of days specified in the transaction agreements.
---------------------------------------------------------------------------------
                Payments made on behalf of an obligor (such as                X
                tax or insurance payments) are made on or before
                the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of
1122(d)(4)(xi)  days specified in the transaction agreements.
---------------------------------------------------------------------------------
                Any late payment penalties in connection with any payment to  X be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment
1122(d)(4)(xii) was due to the obligor's error or omission.
---------------------------------------------------------------------------------
                Disbursements made on behalf of an obligor are posted within  X two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
1122(d)(4)(xiii)transaction agreements.
---------------------------------------------------------------------------------
                Delinquencies, charge-offs and uncollectible                  X
                accounts are recognized and recorded in
1122(d)(4)(xiv) accordance with the transaction agreements.
---------------------------------------------------------------------------------
                Any external enhancement or other support, identified in Item
                1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv)  maintained as set forth in the transaction agreements.
---------------------------------------------------------------------------------



                                    [WELLS FARGO BANK, NATIONAL ASSOCIATION]
                                    [NAME OF SUBSERVICER]

                                    Date:
                                         ------------------------------------



                                    By:
                                        ------------------------------------
                                        Name:
                                        Title: